Consolidated Statements of Operations - USD ($)	3 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Revenue
Mobile	$ 39,294	$ 48,200
Software	10,426	13,333
Software maintenance and consulting	99,575	86,340
Total revenue	149,295	147,873
Operating expenses
Cost of revenue	3,578	4,595
Selling, general and administrative	162,843	225,700
Research and development	53,921	89,000
Total operating expenses	220,342	319,365
Income (loss) from operations	(71,047)	(171,492)
Other income (expense):
Gain on disposition of assets		582
Other expense
Interest income , net	4,242	7,559
Total other income	4,242	8,141
Income (loss) before income taxes	(66,805)	(16,351)
Income tax benefit	$ 19,265	$ 45,789
Net income	$ (47,540)	$ (117,562)
Basic and diluted income per share	$ (0.006)	$ (0.015)
Weighted average number of shares outstanding	7,890,493	7,890,493